Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com
Sabey Data Center Properties LLC 12201 Tukwila International Blvd, Fourth Floor Seattle, Washington 98168

Independent Accountants’ Report

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Sabey Data Center Properties LLC (the “Company”) and Guggenheim Securities, LLC (“Guggenheim”) (collectively, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of tenant leases in connection with the proposed offering of Sabey Data Center Issuer LLC, Secured Data Center Revenue Term Notes, Series 2021-1, Class A-2.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 16, 2021, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Statistical Data File”) and related record layout containing data, as represented to us by Guggenheim, on behalf of the Company, as of the close of business June 1, 2021, with respect to (i) 101 data center leases and 3 non-data center leases (collectively, the “Securitized Leases”) and (ii) 40 data center leases and 1 non-data center lease (collectively, the “Non-Securitized Leases” and, together with the Securitized Leases, the “Leases”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Leases, as applicable, relating to the tenant lease characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.      Tenant ID (for informational purposes only)

2.      Tenant name*

3.      Region*

4.      Critical load power (CLP)/kw leased*

5.      Square feet leased**

6.      Current Rent per kw per month

7.      Base rent amount

8.      Additional base rent amount (if applicable)*

9.      Lease expiration date

10.  Total number of payments*

11.  Lease payment frequency*

12.  Next escalation date (month and day only)*

13.  Escalator frequency*

14.  Escalator rate*

15.  Renewal options remaining

16.  Length of renewal options*

17.  Ultimate parent of customer/corporate guarantor*

18.  Lease start date*

19.  Lessee guarantor credit rating

*For Non-Securitized Leases only

** For Non-Securitized Leases identified as “Power Shell Leases” or “Non-Data Center” on the Statistical Data File only.

We compared Characteristics 2. through 16. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the “Lease Agreement”).

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristic 17. to the corresponding information set forth on or derived from the Lease Agreement or “Guaranty of Lease.”

We compared Characteristic 18. to the corresponding information set forth on or derived from the Lease Agreement or the “Commencement Letter.”

At the instruction of Guggenheim, on behalf of the Company, we accessed the “Standard & Poor's Financial Services LLC Website” (https://www.standardandpoors.com) on June 16, 2021. Using the ultimate parent of the customer/corporate guarantor (as set forth on Lease Agreement or Guaranty of Lease), we compared Characteristic 19. to the corresponding information set forth on or derived from Standard & Poor's Financial Services LLC Website.

For purposes of our procedures and at your instruction,

•	with respect to our comparison of Characteristics 9., 12. and 18., differences of 30 days or less are deemed to be in agreement.

In addition to the procedures described above, we performed the following procedures:

•	for the Leases indicated in Appendix A, we compared the ramp schedule, rent schedule, contracted base rent schedule and contracted next 12 months rent schedule, each as set forth on the Statistical Data File, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning June 1, 2021 through the related lease expiration date (as determined above), and found it to be in agreement.

The tenant lease documents described above, including any information obtained from the Standard & Poor's Financial Services LLC Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Lease Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 16, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 16, 2021.

In applying our agreed-upon procedures as outlined above, we compared the ramp schedule, rent schedule, contracted base rent schedule and contracted next 12 months rent schedule, each as set forth on the Statistical Data File, to the corresponding information set forth on or derived from the Lease Agreement for the following Leases:

Tenant ID
1	99
4	100
7	104
8	105
13	106
15	107
16	111
17	112
18	114
20	115
21	120
22	122
23	123
24	124
27	126
30	127
33	129
36	130
37	133
39	134
42	135
46	136
48	137
49	138
51	139
52	140
53	145
54	146
77	148
78	149
80	150
85	151
91	152
93	153
97	154

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.